SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 16(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    April 17, 2006

CNH WHOLESALE RECEIVABLES LLC./CNH WHOLESALE MASTER NOTE TRUST

(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware	333-107999	20-0214383
Delaware	333-107999-01	20-0685128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois		60045
c/o The Bank of New York (Delaware), White Clay Center,
Route 273, Newark, Delaware		19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200
(302) 283-8079
(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 9.01 below with respect to their outstanding publicly-offered securities.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. Exhibit 20.1 - Monthly Servicer Report dated April 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL WHOLESALE RECEIVABLES LLC
(Registrant)

Dated: April 17, 2006	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Treasurer

CNH WHOLESALE MASTER NOTE TRUST
By: CNH Capital America LLC,
Administrator of the CNH Wholesale Master Note Trust
(Co-Registrant)

Dated: April 17, 2006	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated April 17, 2006.